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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                    _______

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) November 1, 2002
                                                 ----------------




                       Corporate Asset Backed Corporation
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             (Exact name of registrant as specified in its charter)


Delaware                              33-73666                   22-3281571
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(State or other jurisdiction        (Commission               (I.R.S. employer
     of incorporation)              file number)             identification no.)


445 Broad Hollow Road
Suite 239
Melville, New York                                              11747
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code: (631) 587-4700
                                                    --------------


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(Former name or former address, if changed since last report)





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Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

          Not Applicable.

Item 6.   Resignations of Registrant's Directors.

          Not Applicable.

Item 7.   Financial Statements, Pro-Forma Financial Information and Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits.

          1. Statement of cash transactions in respect of the receipt and disbursement of interest by CABCO Series 2002-1 Trust (AOL Time Warner Inc.) for trust certificates relating to $50,000,000 AOL Time Warner Inc. 7.700% Debentures due 2032 on November 1, 2002.


                $2,170,972.22 to the Trust Certificate Holders.

Item 8.   Change in Fiscal Year.

          Not Applicable.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CORPORATE ASSET
                                            BACKED CORPORATION
                                               as Depositor



                                            By:     /s/ Robert Vascellaro
                                                    ----------------------------
                                            Name:   Robert Vascellaro
                                            Title:  Vice President and Treasurer



Date: November 8, 2002
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                                 EXHIBIT INDEX



Exhibit
-------

1. Statement of cash transactions in respect of the receipt and disbursement of interest by CABCO Series 2002-1 Trust (AOL Time Warner Inc.) for trust certificates relating to $50,000,000 AOL Time Warner Inc. 7.700% Debentures due 2032 on November 1, 2002.